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                                                                   EXHIBIT 10.44

                                                           Certificate No. 96-03
                                                                           -----


                           COLORADO GREENHOUSE, INC.
                           -------------------------
                    NON-QUALIFIED STOCK OPTION CERTIFICATE
                    --------------------------------------


     Option Holder:     Matthew Cook
     Option Price:      $0.74 per share
     Date of Grant:     November 19, 1996
     Number of Shares:  202,725


     This certifies that the above named Option Holder (the "Holder") is the holder of a non-qualified stock option (the "Option") to acquire at the exercise price per share specified above the number of shares of the $0.001 par value common stock ("Stock"), of Colorado Greenhouse, Inc., a Delaware corporation (the "Company"), specified above. The Option evidenced by this Certificate is not intended to qualify as an incentive stock option within the meaning of section 422 of the Internal Revenue Code of 1986, as amended from time to time, and is granted as of the date specified above and expires, unless sooner terminated, at 5:00 p.m., Boulder, Colorado time, June 30, 2003.

     This Certificate is issued as evidence of the Option granted the Holder pursuant to the Company's Stock Option Plan effective November 19, 1996 (the "Plan"). The Option is subject to all terms and conditions of the Plan, which provisions are incorporated by reference herein. To the extent the Plan's provisions conflict with those of this Certificate, the Plan's provisions supersede and control. A copy of the Plan is available on request from the Company.

     By accepting this Certificate, the Holder acknowledges and agrees that this Certificate replaces in its entirety that certain Equity Option Certificate dated August 21, 1996 among the Holder, Brush Greenhouse Partners, Brush Greenhouse Partners II LLC and Colorado Greenhouse LLC (the "LLC"), which Equity Option Certificate and all of Holder's right to exercise the purchase of membership interests in the LLC thereunder are hereby terminated.

     The Option shall become exercisable in increments if the Holder is continuously employed from the date of grant through the following vesting dates: 25% of the option shall vest immediately upon the granting of the Option, an additional 25% of the option shall vest on June 30, 1997, an additional 25% of the option shall vest on June 30, 1998, and the remaining 25% of the option shall vest on the June 13, 1999. Except as set forth in Section
7.3 of the Plan, the Option shall not be exercisable as to any shares as to which the continuous employment requirement is not satisfied, regardless of the circumstances under which the Holder's employment by the Company is terminated. The number of shares as to which the Option may be exercised is cumulative, so that once the Option is exercisable as to any shares it shall continue to be exercisable as to such shares until expiration or termination of the Option as provided in the Plan. A form of written notice for the purpose of exercising the Option is
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attached. Pursuant to the Plan, the Company may require the Holder to execute a
Shareholders' Agreement in connection with exercise of the Option.

Date: November 19, 1996                 Colorado Greenhouse, Inc.

                                        By:   /s/ Ed Wetherbee
                                            -------------------------
                                        Its:          CEO
                                            -------------------------
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                        FORM OF OPTION EXERCISE NOTICE
                        ------------------------------


     The undersigned Holder hereby exercises the Option described in this Certificate as to the number of shares specified below and includes herewith the purchase price for such shares.



Number of Shares:              ___________________________________________

Signature of Holder:           ___________________________________________

Printed Name:                  ___________________________________________

Fiduciary Capacity, if any:    ___________________________________________

Address:                       ___________________________________________

                               ___________________________________________

Telephone:                     ___________________________________________

Signature Guarantee:           ___________________________________________

Date:                          ___________________________________________